Exhibit 99.1

INVESTOR PRESENTATION February 2014

1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA (on a consolidated basis and for our reporting segments) and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S. (“GAAP”). A quantitative reconciliation of historical net income to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this presentation. EBITDA represents net income, or income from continuing operations, as applicable, before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. For the periods presented herein, the specifically identified items are: (1) adjustments to exclude the updates to the tax agreement liability, including tax impacts of our 2009 initial public offering and 2010 secondary offering, (2) adjustments for derivative financial instruments, excluding fair value mark-to-market gains or losses and including cash amounts received or paid, and (3) adjustments to exclude a significant broker contract that expired in the first quarter of 2010. Because of the inherent uncertainty related to the items identified above, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or a reconciliation to any forecasted GAAP measures. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income or income from continuing operations. Our chief operating decision maker uses Adjusted EBITDA as a measure of segment performance. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary significantly from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income, income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income, income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2 Cloud Peak Energy Profile One of the largest U.S. coal producers 2013 coal shipments from three Owned and Operated Mines of 86.0 million tons 2013 proven & probable reserves of 1.2 billion tons Only pure-play PRB coal company Extensive NPRB base for long-term growth opportunities Employs approximately 1,700 people NYSE: CLD (2/13/14) $18.72 Market Capitalization (2/13/14) ~$1.1billion Total Available Liquidity (12/31/13) $481 million 2013 Revenue $1.4 billion Senior Debt (B1/BB-) (12/31/13) $600 million Market and Financial Overview Company Overview

3 Low-Risk Surface Operations Highly productive, non-unionized workforce at all company-operated mines Proportionately low, long-term operational liabilities Surface mining reduces liabilities and allows for high-quality reclamation Strong environmental compliance programs and ISO-14001 certified

4 Top Coal Producing Companies - 2012 Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Good Safety Record Indicates Well-Run Operations

Extensive Coal Reserves and Significant Projects 5 Spring Creek Mine – MT 2013 Tons Sold 18.0M tons 2013 Proven & Probable Reserves 279M tons Average Reserve Coal Quality 9,350 Btu/lb Average lbs SO2 0.73/mmBtu Cordero Rojo Mine – WY 2013 Tons Sold 36.7M tons 2013 Proven & Probable Reserves 290M tons Average Reserve Coal Quality 8,425 Btu/lb Average lbs SO2 0.69/mmBtu Antelope Mine – WY 2013 Tons Sold 31.4M tons 2013 Proven & Probable Reserves 617M tons Average Reserve Coal Quality 8,875 Btu/lb Average lbs SO2 0.52/mmBtu 5 2013 Proven & Probable Reserves 1.2B Tons Antelope Mine 9M tons Cordero Rojo Mine 163M tons Spring Creek Mine 6M tons Youngs Creek Project 287M tons 465M tons Non-Reserve Coal Deposits 0.5B Tons Source: SNL Energy (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. Crow Project (1) (subject to exercise of options) 1,380M tons Additional Coal 1.4B Tons

6 Cloud Peak Energy’s Strategy Focus on operational/financial performance Disciplined approach to capital expenditures Generating liquidity for growth opportunities Optimize demand for low-sulfur, pure-play PRB reserves Build from Existing Foundation Optimize Development Opportunities Business Development Evaluate numerous options to develop NPRB projects around Spring Creek complex Support low sodium domestic demand Support potential for expanded export demand Target acquisitions building on core operational strengths Aim to increase export exposure Develop opportunities through acquisition of complementary operations or companies, e.g., Western U.S., Canada Maximize Exports Leverage NPRB’s advantageous location and coal quality Optimize export logistics (rails and ports) Expand/develop other port options (U.S. Pacific Northwest, Canada) Have established in-country Korean representative to build export opportunities for our Logistics business Develop relationships for new export opportunities in China and other Asian countries, including Taiwan and Japan

7 External Environment (1) Positive Fundamentals: Sustained higher natural gas prices Recovery in coal generation during 2013 Supply rationalization Reducing PRB stockpiles Severe winter creating strong demand Recovering PRB prices Challenges: Regulatory Increased natural gas production Domestic (1) Positive Fundamentals: Strong growth in demand for coal imports in China and India Coal expected to be primary fuel for much of new electric generation in Asia Cancellation of proposed Asian and Indonesian coal projects Challenges: Increased supply from Asia and Indonesia recently coming onto the market Low Newcastle benchmark pricing persists Permitting process for proposed terminals in Pacific Northwest being politicized International

8 Prudent Financial Strategy 8 8 (1) Focus on being low-cost producer Sustain strong balance sheet through cyclical troughs Maintain strong cash/liquidity position Cash flow positive in 2013 and projected to be in 2014 Control capital expenditures while appropriately maintaining equipment Financial flexibility to build and invest across price cycles February 2014 refinanced $500 million senior secured revolving credit facility – extending maturity, relaxing covenants and increasing liquidity

Improved Available Liquidity Post Refinancing of Credit Facility 9 (1) December 31, 2013 cash balance of $312M, net of estimated fees for the Credit Facility (2) Total debt includes high yield notes and capital leases; 2013 Adjusted EBITDA of $219M as of 12/31/2013 Liquidity & Obligations (With Pro Forma Credit Facility Financing as of December 31, 2013) Pro forma cash and cash equivalents(1) $303 Pro forma $500M revolver capacity (Baa3- rating) $500 A/R securitization 40 Available revolver & A/R securitization 540 Pro forma total available liquidity $843 8.25% High-Yield Notes due 2017 (B1/BB- rating) 300 8.5% High-Yield Notes due 2019 (B1/BB- rating) 300 Total senior debt $ 600 Capital leases 9 $ 609 Total Debt / 2013 Adjusted EBITDA(2) 2.8x Net Debt / 2013 Adjusted EBITDA(2) 1.4x ($ in millions) (1) As of 12/31/2013, revolver undrawn; not including A/R securitization No Near-Term Debt Maturities until 2017

10 Domestic Strategy Consistent Forward Selling Strategy Focus on Matching Production to Market Demand Optimize Operational Focus on Cost Control and Improvement Programs Disciplined Capital Expenditures and Significant Reserve Base

11 11 11 (1) Focus on delivery of tons to meet contracted position Tight cost and capital control Higher than normal open and index positions in 2014 and 2015 increasing exposure to potential price rises Did not bid on Maysdorf II North Tract LBA; Maysdorf II South Tract LBA bid delayed by BLM due to market conditions Cloud Peak Energy – Domestic Business Match production and sales contracting to demand Planning to reduce 8,400 Btu annual production at Cordero Rojo by approximately 10 million tons starting in 2015 Redeploy spare equipment from Cordero Rojo to other sites Optimize capital allocation to highest margin properties Near Term Longer Term

12 81% of 2013 sales were to customers with investment grade credit rating 79% of 2013 sales were to customers we have had relationships with for more than 10 years No customer accounted for 10% or more of 2013 revenue High Quality Customer Base Thousands of Tons 7,500 - 15,000 0 - 1,500 Coal Region / Type Powder River Basin Illinois Basin Rocky Mountain Lignite Source: IHS CERA, SNL WECC MIDWEST SPP ERCOT SERC NORTHEAST RFC-PJM FRCC Appalachia

Responding to Market Conditions 13 (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix Adjusted EBITDA (1) Responding to domestic utility demand and low pricing by reducing domestic shipments over time Focus on growth through exports Reduced capital expenditures Shipments from Company-Operated Mines Capital Expenditures and LBA Payments

PRB Price – Reaching Inflection Point? Positive Pricing Factors Natural gas prices doubled over last year and have been above $6/mmBtu PRB stockpiles were 67M tons at the end of 2013, down 26% compared to 2012 YTD November 2013 coal-fired generation up 4% YTD November 2013 natural gas-fired generation down 11% 14 Source: Natural Gas pricing per SNL, prices quoted as of January 31, 2014. Inventory data per EVA and coal pricing ICAP. US Natural Gas Prices (US$/mmBtu) US Monthly Inventory / PRB Price Forward Curve

15 PRB – Favorable Domestic Demand vs. Other Basins CAPP coal production declining High operating costs Difficult regulatory environment Not economical for many customers relative to natural gas Cloud Peak Energy’s strategy: Match production to market demand in order to maximize cash generation Source: Company estimates and industry sources PRB, ILB and natural gas are replacing CAPP production PRB coal has low sulfur and lower Btu ILB has higher Btu and higher sulfur 2007 2012 2020E Domestic Thermal Consumption Total 950Mt PRB 427Mt Total 827Mt PRB 413Mt Total 775Mt PRB 418Mt

16 16 16 (1) Cloud Peak Energy’s response Current markets did not support a bid on Maysdorf II North Tract LBA at the Cordero Rojo Mine Expect to reduce 2015 production at Cordero Rojo Mine by ~10 million tons to match market demand, optimize volumes from higher margin properties, and reduce future capital needs Redeploy equipment to other mines to reduce future capital outlays Changing 8400 Btu Outlook 8400 declining as a portion of coal demand Increased competition from higher Btu coal mines in the PRB 8800 Btu coal has a lower delivered cost of energy, exaggerated by longer/ more expensive rail hauls

Impacts of Changes at Cordero Rojo 17 Maintaining Cordero Rojo production at ~38Mtpa required capital investments of $50 million in mobile equipment North pit costs increasing due to mining strip ratio 8400 Btu coal market weakness Plan to reduce production to ~28Mtpa starting in 2015: In late 2014, benefit of reduced pre-stripping In 2015, stop mining in high cost pits Reduced overburden: No longer requires new fleet – avoids ~$50M capex Frees up surplus equipment at Cordero Rojo, which can be re-deployed to other sites – saving further capex Potential to move dragline to Antelope, saving another truck/shovel fleet Spread fixed costs over fewer tons will increase unit cost Change mix of production – proportionately higher price and margin at Antelope and Spring Creek mines

18 Continued Forward Sales Strategy (tons in millions) (1) Production from Owned and Operated Mines. 2014 has 77.0 million tons committed and fixed at weighted-average price of $13.18/ton 2015 has 32.5 million tons committed and fixed at weighted-average price of $13.61/ton Coal - Total Committed Tons (as of 1/31/14)(1)

Examples of Cost Savings

- **Dragline tub replacement at Spring Creek Mine**
  - **Designed and managed by mine employees**
  - **In-house total cost ~$9 million**
  - **Out-sourced total cost would have been $12 million – saved $3 million**



- **Refurbish used D10 Cat dozer**
  - **New D10 dozer cost ~$1.6 million**
  - **Used cost ~$250,000**
    Rebuild cost ~$400,000
    Total cost ~$650,000
- **After three months, the rebuilt D10 had the highest availability of any Cloud Peak Energy dozer**


CAT



19

Developed Rebuild Shop at Cordero Rojo Mine 20 Results in lower-costs, higher quality, faster repairs, and rebuilds of major components Control quality of rebuilds by managing entire process Allows us to rebuild used machines reducing capital costs Owning our own spares, longer lead time, and critical components reduces downtime, repair costs, and increases equipment availability Standardize equipment fleets reduces purchase costs and builds in-house operational and maintenance expertise

21 Greater Efficiencies through Custom Designed Products Custom design truck bed to safely carry 255 ton payload, up from 240 ton Able to increase GVW with monitored suspension saves on labor, diesel, and equipment Safety considerations – virtual elimination of spillage reduces tire damage prevents injuries to personnel that could result from coal on walkways reduces the potential of accumulation of combustible material on or near the engines Improved asset utilization Design Equipment with Mfg. Partnerships Improving Coal Load Per Haul Truck 320 280 240 200 160 120 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 2007 2012

22 Export Strategy Strong International Demand Cloud Peak Energy Logistics is one of the largest exporters of PRB Coal Youngs Creek Asset Acquisition Crow Exploration and Option Agreements Secured Port Throughput

23 International External Environment 23 23 (1) Continued building of coal-fired facilities in Asia Urban and industrialization investment will continue to drive Asian economies Decline in nuclear operations in Japan Low Newcastle benchmark pricing persists Long permitting process for proposed terminals in Pacific Northwest

China and India’s Strong Demand Requires Increasing Thermal Imports 24 China Net Imports Urban and industrialization investment will continue to fuel these economies Importing coal essential for anticipated future electric generation growth Rising production costs in Australia and Indonesia increases making PRB coal more competitive, although the impact is being partially offset by the strong US$ Diversity of supply important to Korea, Japan, and Taiwan +63% Source: Fenwel Energy Consulting and Industry Reports Estimated Asian Coal-Fired Generation (BkW) Source: AME India Net Imports

25 Increasing International Demand Requires PRB Exports China Japan South Korea Taiwan India Australia Indonesia Asian utilities seeking diversity and surety of long-term supply In 2013, Cloud Peak Energy’s logistics business was the largest U.S. exporter of thermal coal into South Korea Growing customer base with sales to Taiwan and Japan Thermal Exports Total 27Mt PRB 8Mt Total 56Mt PRB 11Mt Total 150Mt PRB 75Mt 2007 2012 2020E Source: EIA and internal estimates North America

26 External Environment - International 26 26 (1) (1) Positive Trends: Strong demand growth for coal imports in Asia (including China, India, Japan, Taiwan, Korea and Vietnam) should balance/overcome supply creating price support Large greenfield coal mine projects in Australia and elsewhere are being cancelled or postponed and are not economic without a significant increase in prices Existing Canadian export terminals are moving ahead with capacity expansions Headwinds: Increase in Australian and Indonesian supply from existing mines and recently commissioned mines that were developed under higher market prices Newcastle benchmark pricing has been in a trough since mid-2013 The permitting process for proposed coal export terminals in the U.S. Pacific Northwest is being politicized, creating delays Strong US$

27 27 27 (1) Cloud Peak Energy Response - International Established Cloud Peak Energy Logistics as one of the largest U.S. thermal coal exporters to Asia Exporting to South Korea, Taiwan, Japan – developing strong customer acceptance of Spring Creek coal Acquired significant additional coal resources adjacent to Spring Creek: Youngs Creek Mine project and options on Crow Tribe coal Multiple development options for Youngs Creek, Crow Project, and Spring Creek with lower financing risk Developing export terminal options Westshore long-term contract SSA option – up to 17.6 million tons p.a., subject to permitting and project development Support for pro-terminal organizations – ANJE, Count on Coal Montana

28 Spring Creek Complex Export Assets – Geographic Advantage Spring Creek Complex to Ridley - 1,893 or 2,697 Miles Spring Creek Complex to Westshore - 1,591 Miles Spring Creek Complex 235 miles closer than SPRB SPRB to NPRB rail is some of the busiest in U.S. Logistically more complex to ship from SPRB to Pacific Northwest Source: SNL Energy

Spring Creek Complex – Export Quality Advantage 29 Demand for subbituminous coal is growing in international markets Indonesian coal (primary market competitor) is declining in quality Northern PRB (Spring Creek and Youngs Creek) coal: Coal quality ~9,200 – 9,350 Btu Converts to ~4,770 – 4,850 Kcal/kg NAR Spring Creek is a premium subbituminous coal in the international market 29 4770-4850 4544 Average Source: Company estimates Premium Subbituminous Product

Key Projects 30 Youngs Creek Acquisition 287 million tons of non-reserve coal deposits at YE 2013 Royalty payments of 8% vs. 12.5% federal rate 38,800 acres of surface land connecting Youngs Creek, Spring Creek, and Crow Indian Tribe deposits Crow Project Exploration agreement and options to lease up to 1.4 billion tons(1) of in-place coal on the Crow Indian Reservation. BIA issued approval of agreements in June 2013 Option period payments up to $10M over initial 5 year period – $3.75M already paid Sliding scale royalty payments to the Crow of 7.5% - 15% vs. 12.5% federal rate 30 (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty.

31 Spring Creek Complex – Potential Development Options (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. Tonnage Opportunities Youngs Creek Project – 287M tons non-reserve coal deposits Crow Project – 1.4B in-place tons(1) subject to exercise of options

32 Cloud Peak Energy Port Position 32 32 Westshore Terminal Capesize vessels – deep-water port 2012 expanded to 33 million tonnes total capacity Cloud Peak Energy has throughput agreement to 2022 for a portion of our anticipated exports Cloud Peak Energy expects to ship approximately 4.5 million tons in 2014 Gateway Pacific Terminal (multi-commodity) Capesize vessels – deep-water port 48 million tonnes of coal at planned full development Cloud Peak Energy secured option for up to 17.6 million tons throughput, depending on ultimate terminal size Scoping concluded January 2013 – EIS process continues Initial opening expected ~2018

33 Growing “Pro-Coal” Efforts 33 33 Cloud Peak Energy is working with others to counter opposition of export development and to further expansion of ports, construction of new ports, and alternative shipping options Count on Coal Count on Coal was established to promote pro-coal messages, specifically highlighting the direct benefits to the local MT economy during the run up to the ’12 election. Based upon interest levels, there is now an effort underway to create a new cross-industry organization, including labor, promoting the broad economic benefits to MT from coal. www.countoncoal.org Alliance for Northwest Jobs and Exports The Allliance for Northwest Jobs and Exports is a non-profit trade organization that supports new export projects in Oregon and Washington State that will create thousands of new jobs and raise million in tax revenue for local schools and other services. The Alliance has a diverse cross section of 52 members, representing more than 396,000 workers and 41,000 business across WA, OR, ID, and MT. www.createnwjobs.com

34 Executing on our Export Strategy Strong International Demand Cloud Peak Energy Logistics established as one of the largest exporters of PRB coal Youngs Creek Asset Acquisition Crow Exploration and Option Agreements Secured Port Throughput China and India expected to continue to drive significant demand growth Other Asian countries seeking security and diversity of supply Australian and Indonesian supply being hit by increasing capital and operating costs and regulatory uncertainty U.S. PRB coal no longer at top of cost curve Geographic advantage of Spring Creek complex, closer to ports Quality advantage compares well with seaborne competitive coal 287 million tons non-reserve coal deposits 38,800 acres strategic land Multiple development options with Spring Creek complex 1.4 billion in-place tons (1) Exploration agreement Option to lease agreement Multiple development options with Spring Creek complex BIA approved agreements June 2013 Westshore 2022 Gateway Pacific option for up to 17.6 million tons Other opportunities (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty.

35 2014 Guidance 2014 (estimated) 2013 (actual) Inclusive of intersegment sales Non-GAAP financial measure Excluding impact of Tax Receivable Agreement. (4) Includes $10.2 million of equipment financed under capital lease. Excludes capitalized interest and federal coal lease payments. Coal shipments for our three operated mines (1) 86 – 92 million tons 86.0 million tons Committed sales with fixed prices Approximately 77 million tons n/a Anticipated realized price of produced coal with fixed prices Approximately $13.18 per ton $13.08 per ton Adjusted EBITDA (2) $180 – $220 million $218.6 million Net interest expense Approximately $70 million $41.7 million Depreciation, depletion and accretion $125 – $135 million $115.9 million Effective income tax rate (3) Approximately 36% 18.4% Capital expenditures (4) $40 – $60 million $57.0 million Committed federal coal lease payments $69 million $79.0 million

36 Cloud Peak Energy’s Strategy Focus on operational/financial performance Disciplined approach to capital expenditures Generating liquidity for growth opportunities Optimize demand for low-sulfur, pure-play PRB reserves Build from Existing Foundation Optimize Development Opportunities Business Development Evaluate numerous options to develop NPRB projects around Spring Creek complex Support low sodium domestic demand Support potential for expanded export demand Target acquisitions building on core operational strengths Aim to increase export exposure Develop opportunities through acquisition of complementary operations or companies, e.g., Western U.S., Canada Maximize Exports Leverage NPRB’s advantageous location and coal quality Optimize export logistics (rails and ports) Expand/develop other port options (U.S. Pacific Northwest, Canada) Have established in-country Korean representative to build export opportunities for our Logistics business Develop relationships for new export opportunities in China and other Asian countries, including Taiwan and Japan

Appendix (Cloud Peak Energy Inc.) 37

38 Average Cost of Produced Coal * Represents average cost of product sold for produced coal for our three owned and operated mines. Owned and Operated Mines* $10.23/ton Owned and Operated Mines* $9.57/ton 2012 2013 2011 Owned and Operated Mines* $9.12/ton Royalties and taxes Labor Repairs and maintenance Fuel and lubricants Explosives Outside services Other mining costs

Operating Segments 39 Owned and Operated Mines - mine site sales from our three owned and operated mines Key metrics: Tons sold Realized price per ton Cost of product sold per ton Logistics and Related Activities – delivered sales from our logistics and transportation services business to international and domestic customers Key profitability drivers: Tons delivered Cost of transportation services contracted Benchmark price of Newcastle for international deliveries Newcastle hedging Corporate and Other Results from 50% interest in Decker mine Unallocated corporate costs

Owned and Operated Mines 40 Our Owned and Operated Mines segment comprises the results of mine site sales from our three owned and operated mines primarily to our domestic utility customers and also to our Logistics and Related Activities segment. Match production to demand Largely fixed cost business – as coal tons vary, costs per ton will vary Manage variable costs and capital expenditures Reduced use of contractors Matching hiring to market needs Using condition monitoring and maintenance programs to extend equipment lives safely (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix (in millions, except per ton amounts) Q4 2013 Q4 2012 Full Year 2013 Full Year 2012 Tons sold 21.7 23.6 86.0 90.6 Realized price per ton sold $13.16 $13.07 $13.08 $13.19 Average cost of product sold per ton $10.04 $ 9.38 $10.23 $ 9.57 Adjusted EBITDA(1) $ 56.2 $ 75.4 $202.0 $283.3

Logistics and Related Activities 41 Our Logistics and Related Activities segment comprises the results of our logistics and transportation services to our domestic and international customers. Lower Newcastle prices resulting in reduced revenue Curtailed international deliveries through Ridley Terminal, saving logistics costs At December 31, 2013, $16.3 million Newcastle derivatives mark-to-market asset in respect to 2014 deliveries (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix (in millions) Q4 2013 Q4 2012 Full Year 2013 Full Year 2012 Total tons delivered 1.3 1.3 5.5 5.8 Asian export tons 1.1 0.9 4.7 4.4 Revenue $62.7 $65.1 $265.9 $338.8 Cost of product sold (delivered tons) $63.7 $57.5 $261.2 $280.2 Adjusted EBITDA(1) $ 5.2 $15.4 $ 11.4 $ 57.1

42 Statement of Operations Data (in millions, except per share amounts) Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 Revenue $ 353.2 $ 374.8 $ 1,396.1 $ 1,516.8 Operating income 26.9 54.5 112.4 241.9 Net income 13.9 28.2 52.0 173.7 Earnings per common share – basic Net income $ 0.23 $ 0.47 $ 0.86 $ 2.89 Earnings per share – diluted Net income $ 0.23 $ 0.46 $ 0.85 $ 2.85

43 Statement of Operations Data (in millions, except per share amounts) Revenue 1,396.1 $ 1,516.8 $ 1,553.7 $ 1,370.8 $1,398.2 Operating income 112.4 241.9 250.5 211.9 255.0 Income from continuing operations 52.0 173.7 189.8 117.2 182.5 Income (loss) from discontinued operations — — — — 211.1 Net income 52.0 173.7 189.8 117.2 393.6 Amounts attributable to controlling interest: Income from continuing operations 52.0 173.7 189.8 33.7 170.6 Income (loss) from discontinued operations — — — — 211.1 Net income attributable to controlling interest $ 52.0 $ 173.7 $ 189.8 $ 33.7 $ 381.7 Earnings per share – basic Income from continuing operations $ 0.86 $ 2.89 $ 3.16 $ 1.06 $ 3.01 Income (loss) from discontinued operations — — — — 3.73 Net income $ 0.86 $ 2.89 $ 3.16 $ 1.06 $ 6.74 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 0.85 $ 2.85 $ 3.13 $ 1.06 $ 2.97 Income (loss) from discontinued operations — — — — 3.52 Net income $ 0.85 $ 2.85 $ 3.13 $ 1.06 $ 6.49 Year Ended December 31, 2013 2012 2011 2010 2009

44 Balance Sheet Data (in millions) Cash, cash equivalents and investments $ 312.3 $ 278.0 $ 479.4 $ 340.1 $ 268.3 Restricted cash — — 71.2 182.1 80.2 Property, plant and equipment, net 1,654.0 1,678.3 1,350.1 1,008.3 987.1 Total assets 2,357.4 2,351.3 2,319.3 1,915.1 1,677.6 Senior notes, net of unamortized discount 597.0 596.5 596.1 595.7 595.3 Federal coal lease obligations 122.9 186.1 288.3 118.3 169.1 Asset retirement obligations, net of current portion 246.1 239.0 192.7 182.2 175.9 Total liabilities 1,355.4 1,420.3 1,568.9 1,383.9 1,232.1 Controlling interest equity 1,002.0 931.0 750.4 531.2 252.9 Noncontrolling interest equity — — — — 192.6 December 31, 2013 2012 2011 2010 2009

45 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in millions) (1) Changes to related deferred taxes are included in income tax expense. (2) Derivative fair value mark-to-market (gains) losses reflected on the statement of operations. (3) Derivative cash gains and losses reflected within operating cash flows. Net income $ 13.9 $ 28.2 $ 52.0 $ 173.7 Interest income (0.1) (0.1) (0.4) (1.1) Interest expense 11.8 10.9 41.7 36.3 Income tax expense 1.1 15.1 11.6 62.6 Depreciation and depletion 24.9 24.2 100.5 94.6 Accretion 3.1 3.9 15.3 13.2 EBITDA $ 54.8 $ 82.1 $ 220.7 $ 379.3 Tax agreement benefit (expense)(1) — — 10.5 (29.0) Derivative financial instruments: Exclusion of fair value mark-to-market (gains) losses(2) $ 0.0 $ (3.3) $ (25.6) $ (22.8) Inclusion of cash amounts received(3) 7.3 10.2 13.0 11.2 Total derivative financial instruments 7.3 6.9 (12.6) (11.5) Expired significant broker contract — — — — Adjusted EBITDA $ 62.1 $ 89.0 $ 218.6 $ 338.8 Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012

Reconciliation of Non-GAAP Measures – Adjusted EBITDA

CLOUD PEAK ENERGY®

(in millions)

	Year Ended December 31,				
	2013	2012	2011	2010	2009
Net income	$ 52.0	$ 173.7	$ 189.8	$ 117.2	$ *
Net income from continuing operations	*	*	*	*	182.5
Interest income	(0.4)	(1.1)	(0.6)	(0.6)	(0.3)
Interest expense	41.7	36.3	33.9	46.9	6.0
Income tax expense	11.6	62.6	11.4	32.0	68.2
Depreciation and depletion	100.5	94.6	87.1	100.0	97.9
Amortization	—	—	—	3.2	28.7
Accretion	15.3	13.2	12.5	12.5	12.6
EBITDA	$ 220.7	$ 379.3	$ 334.1	$ 311.3	$ 395.6
Tax agreement expense(1)	10.5	(29.0)	19.9	19.7	—
Derivative financial instruments:					
Exclusion of fair value mark-to-market (gains) losses(2)	(25.6)	(22.8)	(2.3)	—	—
Inclusion of cash amounts received(3)	13.0	11.2	—	—	—
Total derivative financial instruments	(12.6)	(11.5)	(2.3)	—	—
Expired significant broker contract	—	—	—	(8.2)	(75.0)
Adjusted EBITDA	$ 218.6	$ 338.8	$ 351.7	$ 322.7	$ 320.6

* For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, net income from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EBITDA.

(1) Changes to related deferred taxes are included in income tax expense.

(2) Derivative fair value mark-to-market (gains) losses reflected on the statement of operations.

(3) Derivative cash gains and losses reflected within operating cash flows.

46

Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 47 Reconciliation of Non-GAAP Measures – Adjusted EPS Diluted earnings per common share $ 0.23 $ 0.46 $ 0.85 $ 2.85 Tax agreement expense including tax impacts of IPO and Secondary Offering — — 0.01 (0.58) Derivative financial instruments: Exclusion of fair value mark-to market gains $ — $ (0.03) $(0.27) $ (0.24) Inclusion of cash amounts received 0.08 0.11 0.14 0.12 Total derivative financial instruments 0.08 0.08 (0.13) (0.12) Expired significant broker contract — — — — Adjusted EPS $ 0.30 $ 0.54 $ 0.73 $ 2.15 Weighted-average dilutive shares outstanding (in millions) 61.4 61.3 61.2 60.9

48 Diluted earnings per common share attributable to controlling interest $ 0.85 $ 2.85 $ 3.13 $ 1.06 $ * Diluted earnings per common share attributable to controlling interest from continuing operations * * * * 2.97 Tax agreement expense including tax impacts of IPO and Secondary Offering 0.01 (0.58) (0.63) 0.78 — Derivative financial instruments: Exclusion of fair value mark-to-market gains (0.27) (0.24) (0.02) — — Inclusion of cash amounts received 0.14 0.12 — — — Total derivative financial instruments (0.13) (0.12) (0.02) — — Expired significant broker contract — — — (0.10) (0.49) Adjusted EPS $ 0.73 $ 2.15 $ 2.47 $ 1.74 $ 2.48 Weighted-average shares outstanding (in millions) 61.2 60.9 60.6 31.9 60.0 Reconciliation of Non-GAAP Measures – Adjusted EPS Year Ended December 31, 2013 2012 2011 2010 2009 * For 2009, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, diluted earnings (loss) per share attributable to controlling interest from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EPS.

Adjusted EBITDA by Segment Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 Owned and Operated Mines Adjusted EBITDA $ 56.2 $ 75.4 $ 202.0 $ 283.3 Depreciation and depletion (26.7) (23.4) (98.9) (89.2) Accretion (2.6) (2.8) (11.0) (9.5) Derivative financial instruments: Exclusion of fair value mark-to-market gains (losses) $ 0.1 $ (0.2) $ (0.3) $ 0.1 Inclusion of cash amounts (received) paid (0.4) — 0.3 — Total derivative financial instruments (0.3) (0.2) — 0.1 Other (0.1) 0.5 (2.6) 0.9 Operating income 26.5 49.6 89.5 185.6 Logistics and Related Activities Adjusted EBITDA 5.2 15.4 11.4 57.1 Derivative financial instruments: Exclusion of fair value mark-to-market gains (losses) (0.2) 3.5 26.0 22.6 Inclusion of cash amounts received (6.9) (10.2) (13.2) (11.2) Total derivative financial instruments (7.1) (6.7) 12.8 11.4 Other 0.1 — (0.1) — Operating income (1.8) 8.6 24.1 68.4 Corporate and Other Adjusted EBITDA 1.1 (1.4) 6.0 — Depreciation and depletion 1.8 (0.9) (1.6) (5.3) Accretion (0.5) (1.1) (4.3) (3.7) Other 0.3 0.1 (0.5) (1.6) Operating income (loss) 2.7 (3.3) (0.4) (10.5) Eliminations Adjusted EBITDA (0.5) (0.4) (0.8) (1.6) Operating income (0.5) (0.4) (0.8) (1.6) Consolidated operating income 26.9 54.5 112.4 241.9 Interest income 0.1 0.1 0.4 1.1 Interest expense (11.8) (10.9) (41.7) (36.3) Tax agreement expense — — (10.5) 29.0 Other, net (0.2) (0.5) 2.4 (0.8) Income tax expense (1.1) (15.1) (11.6) (62.6) Earnings from unconsolidated affiliates, net of tax — — 0.6 1.6 Net income $ 13.9 $ 28.2 $ 52.0 $ 173.7

50 (1) Represents only the three company-operated mines. Q4 Q3 Q2 Q1 Year Year Year 2013 2013 2013 2013 2013 2012 2011 Tons sold Antelope 7,945 7,952 7,371 8,086 31,354 34,316 37,075 Cordero Rojo 9,027 10,054 8,359 9,231 36,670 39,205 39,456 Spring Creek 4,765 5,140 4,362 3,742 18,009 17,101 19,106 Decker (50% interest) 483 489 382 165 1,519 1,441 1,549 Total tons sold 22,220 23,635 20,473 21,224 87,552 92,063 97,186 Average realized price per ton sold (in millions)(1) $13.16 $13.03 $13.05 $13.09 $13.08 $13.19 $12.92 Average cost of product sold per ton(1) $10.04 $ 9.78 $10.81 $10.37 $ 10.23 $ 9.57 $ 9.12 Other Data (in thousands)

51 Other Data (in millions) Tons sold – company owned and operated mines 86.0 90.6 95.6 93.7 90.9 Total tons sold– Decker Mine (50% share) 1.5 1.4 1.5 1.5 2.3 Tons sold from all production * 87.6 92.1 97.2 95.1 93.2 Tons purchased and resold 1.5 0.9 1.6 1.7 10.1 Year Ended December 31, 2013 2012 2011 2010 2009 * Total reflects rounding

52 Sulfur Content by Basin 52 Source: SNL U.S. Coal Consumption by Region Region/ Avg Btu Average lbs SO2 PRB/ 8,600 0.5 – 1.0/mmBtu Rocky Mountain 11,500 0.9 – 1.4/mmBtu Illinois Basin 11,500 2.5 – 6.0/mmBtu Appalachia 12,000 1.2 – 7.0/mmBtu Lignite 6,000 1.4 – 4.0/mmBtu Cloud Peak Energy Mines Antelope 8,875 0.52/mmBtu Cordero Rojo 8,425 0.69/mmBtu Spring Creek 9,350 0.73/mmBtu Source: Public record

53 Lease by Application and Modification Source: Cloud Peak Energy management. Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale. Tonnage amounts are not forecasts of any future production or sales. LBA/LBM Mined Area (2012/2013) Leased Coal LBM - estimated 18 million minable tons as applied for. Final tract boundary and tonnage to be determined by the BLM The offering of the LBM, to be determined by the BLM, is anticipated in early 2014 Antelope Mine (8875 Btu) LBM LBA II – estimated 198 million minable tons as applied for. Final tract boundaries and tonnage to be determined by the BLM. LBM II – estimated 8 million minable tons as applied for. Final tract boundary and tonnage to be determined by the BLM. Lease sale date for LBA II and lease offering of the LBM II, to be determined by BLM, are anticipated in 2018 LBA II Spring Creek Mine (9350 Btu) LBM ll Cordero Rojo Mine (8425 Btu) Maysdorf II South Tract – 234 million minable tons – as estimated by the BLM (1) (1) The BLM is expecting to delay any future lease sales on the Maysdorf II South Tract for up to two years due to current weak markets. Maysdorf II South Tract